EXHIBIT 10.69
                                  -------------

                         Master Dealer Supply Agreement

                     TRACKER/TRAVIS MASTER DEALER AGREEMENT

     THIS MASTER AGREEMENT, effective this ___ day of ___________, 2002, is by and between TRACKER MARINE, L.L.C., a Missouri limited liability company ("Tracker Marine") and Travis Boats & Motors, Inc., a Texas corporation ("Travis") (the "Master Agreement").

     WHEREAS,  Tracker  Marine is engaged  in the  manufacture  of  fishing  and recreational boats, trailers and accessories and the sale of certain accompanying engines ("Product(s)") and desires to sell its Products to Travis, or through or to certain of its subsidiaries and affiliated partnerships, corporations and limited liability companies ("Travis Subs"); and

     WHEREAS, Travis and Travis Subs are engaged in the sale of Products to the retail public and desire to purchase various Products from Tracker Marine;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

     1. Travis and Travis Subs. For purposes of this Master Agreement, the term Travis, when used, shall be inclusive of Travis and all Travis Subs.

     2. Sale of Product. Tracker Marine shall manufacture and sell to Travis or Travis Subs those various Products ordered from time to time by Travis or Travis Subs pursuant to this Master Agreement and Tracker Marine's standard dealer agreement.

     3. Dealer Agreements and Relationship to this Master Agreement. Each Travis or Travis Sub retail location which purchases Tracker Marine Products shall execute and be subject to Tracker Marine's standard dealer agreement in effect from time to time, the Model Year 2002 form of which is attached hereto as Exhibit A and the terms of which (including future Tracker Marine standard dealer agreements) are incorporated herein by reference. This Master Agreement shall supplement and amend each individual standard dealer agreement executed at each Travis retail location which sells Tracker Marine Products. To the maximum extent possible, this Master Agreement and the standard dealer agreement shall be read and interpreted to be consistent with each other. In the event there is a conflict between the dealer agreement and this

Master Agreement, the provisions of this Master Agreement shall control. Notwithstanding the above, Travis reserves the right to approve in writing any changes to Exhibit A which have a material adverse impact on Travis. If the changes are not approved by Travis, the provisions in Exhibit A will apply.

     4. Term. The term of this Master Agreement shall be as follows: The Initial Term shall commence March 1, 2002 and continue through July 31, 2003 (the "Initial Term"). The term of this Master Agreement shall renew and continue from model year to model year after the Initial Term unless either (i) Tracker Marine shall fail to supply Product to Travis pursuant to the Purchase Commitment of
Section 6 on the terms of this Master Agreement  ("Tracker Marine Failure"),  or
(ii) Travis shall fail to purchase Product pursuant to the Purchase Commitment of Section 6 on the terms of this Master Agreement ("Travis Failure") and, upon the occurrence of either such failure, the other party gives notice more than one hundred eighty (180) days before the subject model year, in which event the term of this Master Agreement shall end as of the first day of the subject model year following such notice. Extensions beyond the Initial Term are herein called the "Extension Model Years".

          (a) Neither a Tracker Marine Failure nor a Travis Failure shall give rise to the right to terminate unless (i) the non-failing party shall give the failing party written notice specifying the facts of failure (the "Notice"), and (ii) the failing party shall fail to correct the specified failure within ninety (90) days of receipt of the Notice.

     5. Pricing of Product. Product shall be sold to Travis at the lowest price (except freight allowance) in effect from time to time as Tracker Marine sells Product to any dealer in the United States except for sales (a) to a dealer purchasing a greater volume of Products from Tracker Marine than Travis, (b) to affiliates or subsidiaries of Tracker Marine, (c) involving programs relating to non-current model year Products, and (d) dealer demonstrator or marketing programs. During the period commencing March 1, 2002 through July 31, 2002, Product shall be sold to Travis at the prices set forth on Exhibit B.

        In no event will the prices of Products in any Extension

Model Year be greater than *______ per cent of prices of Products in the immediately preceding model year. Notwithstanding the foregoing, in no event will the prices of Products be increased within any model year during the Initial Term or within any Extension Model Year.


     All pricing of Products will be net and no other discounts, allowance, rebates, co-op payments, interest assistance or other program or benefit will apply.

     Each year during the term of this Master Agreement, Travis and Tracker Marine agree to meet reasonably in advance of each model year for the purpose of reviewing requirements, specifications, anticipated pricing and forecasting for the ensuing model year.

     6. Purchase Commitment. Throughout the term of this Master Agreement, Travis agrees to purchase, at a minimum, the following Product:

          (a) During the period commencing March 1, 2002, through July 31, 2002, Travis agrees to negotiate in good faith with Tracker Marine to purchase as much of Travis' requirements for Product as is fair, practicable and reasonable.

          (b) During each model year (August 1 through the following July 31) commencing August 1, 2002 and for each model year which commences during the term of this Master Agreement, Travis agrees to purchase from Tracker Marine the following Product:

          (1) *_____ per cent of Travis' requirements for aluminum fishing boats. All freshwater aluminum fishing boats shall be packaged with Mercury brand outboard motors and with trailers. These boats shall bear the "Fisher" trademark.

          (2) *_____ per cent of Travis' requirements for aluminum utility/jon and bay type boats together with Mercury brand outboard motors and trailers on at least



*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     *_____ per cent of such boats.  These boats will bear the "Fisher" or other
     Tracker Marine trademarks.

          (3) *_____ per cent of Travis' requirements for fiberglass bass boats and trailers and fish and ski boats and trailers, each with Mercury outboard motors. These boats will bear the "ProCraft" trademark. Provided, however, in computing the *_____ per cent purchase commitment of Travis set forth in this section, the parties will disregard the purchases by Travis of Ranger fiberglass bass and fish and ski boats.

               (a) Tracker Marine reserves the right to approve all locations for ProCraft Product and dealerships.

               (b) Travis agrees that in all locations where ProCraft Product is made available, along with "Ranger" brand boats, those locations shall display a complete ProCraft model line which shall be prominent and shall be a fair display of ProCraft Products vis-a-vis competitive products.

          (4) At least *_____ per cent of Travis' requirements in the Initial Term,*_____ per cent of Travis' requirements in the model year August 1, 2003 through July 31, 2004 and *_____ per cent of Travis' requirements in each Extension Model Year thereafter for pontoon and aluminum deck boats, each with Mercury outboard motors and trailers. These boats will bear the "Fisher" trademark.

          (5) Travis and Tracker Marine agree to continue to negotiate in good faith with the object for Travis to purchase "Astro" sport boats, "Mako" saltwater boats and "Kenner" brand bay boats as may be reasonably required by Travis.

          (6) Tracker Marine reserves the right to approve all locations for Fisher Product and dealerships.

     7. Forecasting. Travis shall provide Tracker Marine, on or before July 31st of each calendar year, with a Travis model year forecast which describes (i) the number and type of Product units by month Travis expects to order and take


*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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delivery of between  August 1 and January 31 of the  upcoming  Travis model year starting on August 1; and (ii) the number and type of Product units Travis expects to order and take delivery of between January 31 and July 31 of the upcoming Travis model year (the "Annual Model Year Forecast"). In addition to the Annual Model Year Forecast, Travis will forecast its Product requirements on
a  three-month  rolling  basis,   updated  monthly.   Travis  shall  submit  the
three-month  forecast to Tracker Marine by the first day of each calendar month.
Travis  shall  designate  a  Travis   representative   with  responsibility  for
forecasting Product purchases from Tracker Marine. The three-month forecasts shall be in a form mutually agreed to by the parties and shall include, at a minimum, a three-month projected schedule identifying the number of Product units scheduled to be purchased by Travis by boat brand, model, and engine brand, model and horsepower each of the three (3) months. The first-month forecast as set forth in the three-month forecast shall reflect a firm order previously accepted by Tracker Marine. As a firm order, the first-month forecast may not be changed and is non-cancelable, however, Tracker Marine reserves the right to not accept the portions of orders in any one month that exceed *___________ percent *(___%) of the amounts forecasted for that month in the previous months' three-month rolling forecast. Except where Travis may have caused a delay, Travis may cancel orders if Product has not been delivered by Tracker Marine within ninety (90) days of Tracker Marine's acceptance of an order for such Product from Travis.

     8. Timing of Purchases, Shipping and Delivery: Tracker Marine will use its best efforts to ship then current Tracker Marine model year Products when forecasted. Between August 1 and January 31 of each Travis model year, Travis shall purchase and take delivery of and Tracker Marine shall deliver *________ percent (*____%) of the Product units Travis has forecasted to purchase for such Travis model year in its Annual Model Year Forecast. Tracker Marine's obligation to deliver is subject to the following:

          i. Tracker Marine receiving Travis' Annual Model Year Forecast on or before July 31 of each calendar year;

          ii. Tracker Marine approving the monthly schedule setting forth the number and type of Tracker Marine product units Travis expects to order and take delivery


*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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     of by January 31st as set forth in its Annual Model Year Forecast; and

          iii. Travis submitting actual orders between August 1 and January 31st of such model year that do not exceed in any one month *__________ percent (*____%) of the amounts forecasted for that month in the previous months' three- month rolling forecast.

     Except where Travis may have caused a delay, Travis may cancel orders if Product has not been delivered by Tracker Marine within ninety (90) days of Tracker Marine's acceptance of the order for such Product from Travis.

     9. Freight. Tracker Marine agrees to deliver Products to Travis or Travis Subs as directed by Travis, freight borne by Tracker Marine. Shipments shall be by full and not partial loads. All Product will be shipped only on Tracker Marine transporters and no "will calls" are permitted. Travis' Winchester, Tennessee and Hendersonville, Tennessee locations may pick up single units at the Murfreesboro, Tennessee factory location with no freight discount.

     10. Terms. Payment shall be made pursuant to floorplan arrangements acceptable to Tracker Marine.

     11. Marketing Assistance. Entirely at the discretion of Tracker Marine and with no legal obligation or financial commitment by Tracker Marine to do so, Tracker Marine will use reasonable efforts to assist Travis with marketing advice with respect to product literature, in-store merchandising of Tracker Marine products, brochure production and fishing team boat discounts according to Tracker Marine program guidelines and tournament trail support.

     12. Product Modification/Tracker Marine Brand. Travis shall meet with Tracker Marine management and product engineers at least twice each model year to provide input into changes for Tracker Marine Products for the next model year. The first meeting shall primarily be to provide input on the structure and design of the Products. The second meeting shall primarily be to



*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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provide input on the features and  accessories  of the Products.  Tracker Marine will use its best efforts to incorporate the recommendations made by Travis taking into account considerations such as cost, safety, warranty and standard design.

     Tracker Marine reserves the right, without notice or obligation, to change the design of the Products to the extent that such change does not materially alter the operation of the Products or to the extent that such change is required due to product safety concerns, government regulations or vendor supply shortages. Tracker Marine will provide Travis with as much notice as reasonably possible, but not less than ninety (90) days prior notice of shipment of a Product design change if such design change materially affects the appearance or operations of the Product. If Tracker Marine has materially increased the price or materially changed the design of any model, Travis may add to or subtract from previous orders for that model.

     Except as specifically set forth in this Master Agreement, nothing in this Master Agreement shall be construed to involve any "Tracker" brand products or Tracker Marine or Nitro boat brand dealerships.

     13. Warranty. Tracker Marine makes no representations or warranties as to its Products except as may be described in the Tracker Marine standard dealer agreement or Product materials.

     14. Insurance. Each party to this Master Agreement shall maintain liability insurance coverage and shall provide evidence of such coverage to the other party upon such party's reasonable request. Limits of insurance will be at least $*_____________ per occurrence and $*_____________ in the aggregate.

     15. Force Majeure. The parties will not be responsible for failure to perform any part of this Master Agreement or for any delay in the performance of any part of this Master Agreement, directly or indirectly resulting from or contributed to by any foreign or domestic embargoes, seizures, acts of God, strikes, labor disputes, vendor problems, insurrections, wars and/or continuance of war, or the adoption or enactment of any law, ordinance, regulation, ruling or order directly or indirectly interfering with production, delivery or other contingencies beyond their control. This



*CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Section  does not affect the  payment  obligations  of either  party  under this
Master Agreement.

     16. Assignment. Neither party shall assign or otherwise transfer this Master Agreement, without the prior written consent of the other party, which consent shall not be unreasonably withheld. Nothing in this Master Agreement shall be construed to restrict assignment within each of the parties' subsidiaries and affiliates.

     17. Confidentiality. Each party agrees that the specific terms and conditions set forth in this Master Agreement shall be kept confidential and that neither party hereto shall make any disclosure regarding this Master Agreement or its terms except as may be required by law or with the consent of the other party. In the event either party concludes that it is obligated by law to disclose the terms of this Master Agreement, such party shall give the other party three (3) business days prior written notice before disclosure along with an explanation as to why such disclosure is deemed necessary.

     18. Severability. Each of the provisions contained in this Master Agreement shall be severable, and the unenforceability of one shall not affect the enforceability of any others or of the remainder of this Master Agreement.

     19. Waiver. The failure of any party to enforce any condition or part of this Master Agreement at any time shall not be construed as a waiver of that condition or part, nor shall such party forfeit any rights to future enforcement thereof. The parties waive presentment for payment, protest, and notice of dishonor.

     20. Headings. The headings and captions of the sections and subsections of this Master Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

     21. Counterparts. More than one counterpart of this Master Agreement may be executed by the parties hereto, and each fully executed counterpart shall be deemed an original.

     22. Further Assurances. Each party will, at the reasonable request of the other, execute and deliver to the other all such further instruments, assignments, assurances and other documents as the other may request in connection with the carrying out of this Master Agreement and the transactions contemplated hereby.


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     23. Notices.  All communications,  notices and consents provided for herein shall be in writing and be given in person or by means of telex, telecopy or other wire transmission (with request for assurance of receipt in a manner typical with respect to communications of that type) or by mail, and shall become effective (x) on the delivery if given in person, (y) on the date of transmission if sent by telex, telecopy or other wire transmission (receipt confirmed), or (z) four (4) business days after being deposited in the mails, with proper postage for first class registered or certified mail, prepaid.

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         Notices shall be addressed as follows:

                  If to Tracker Marine:

                  Tracker Marine, L.L.C.
                  2500 East Kearney
                  Springfield, Missouri 65803
                  Attention:  Mr. Ken Burroughs
                  Telephone: (417) 873-5900
                  Facsimile: (417) 873-5052

                  With copy to:

                  Greene & Curtis, L.L.P.
                  1340 East Woodhurst
                  Springfield, Missouri 65804
                  Attention:  Chris Greene, Esq.
                  Telephone: (417) 883-7678
                  Facsimile: (417) 883-4317

                  If to Travis:

                  Travis Boats & Motors, Inc.
                  5000 Plaza on the Lake, Suite 250
                  Austin, Texas 78746
                  Attention:  President
                  Telephone: (512) 347-8787
                  Facsimile: (512) 329-0480

provided, however, that if either party shall have designed a different address by notice to the other, then to the last address so designated.

     24. No Third Party Beneficiaries. This Master Agreement is solely for the benefit of the parties hereto and no provision of this Master Agreement shall be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Master Agreement.

     25. Amendments; Entire Agreement. This Master Agreement may not be amended, supplemented or otherwise modified except by an instrument in writing signed by each of the parties hereto. This Master Agreement contains the entire agreement of the parties hereto with respect to the transactions covered hereby, superseding all negotiations, prior discussions and preliminary agreements made prior to the date hereof.


                                       10


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     26. Governing Law. This Master Agreement shall be construed and enforced in accordance with and governed by the internal laws of the State of Missouri.



                                            TRACKER MARINE, L.L.C., a Missouri
                                            Limited Liability Company
                                            By:  THREE JOHNS COMPANY, a Missouri
                                            Corporation, Its Sole Member


                                            By______________________________



                                            TRAVIS BOATS & MOTORS, INC.,
                                            a Texas Corporation


                                            By______________________________
                                            Its_____________________________

                                   EXHIBIT A

                    Tracker Marine Standard Dealer Agreement

                                  TRACKER BOATS

                                DEALER AGREEMENTS
                          COMPANY POLICIES AND PROGRAMS

                                      INDEX

I.       TRACKER BOATS DEALER AGREEMENT
II.      TRACKER BOATS SIGN AGREEMENT (IF APPLICABLE)
III.     ACKNOWLEDGMENT BY TRACKER BOATS DEALER
IV.      STATE ADDENDUM (IF APPLICABLE)
V.       TERRITORY ADDENDUM (IF APPLICABLE)
VI.      TERM ADDENDUM (IF APPLICABLE)

                                      2002

                                  TRACKER BOATS

                                DEALER AGREEMENT

No.                              LOCATION

                              DEALERSHIP GRANTED TO

                                  TRACKER BOATS
                                DEALER AGREEMENT

THIS TRACKER BOATS DEALER AGREEMENT (hereinafter "Agreement") is entered into this 1st day of August, 2001, by and between TRACKER MARINE, L.L.C.., d/b/a/ TRACKER BOATS, a Missouri limited liability company, 2500 E. Kearney, Springfield, Missouri 65803 (hereinafter "TRACKER BOATS" or "Company") and

                           (Dealer's Exact Legal Name)

doing business as
with a principal place of business at

being a (check one) [ ]sole proprietorship  [ ]corporation
                    [ ]partnership          [ ]limited liability company
                    [ ]limited partnership  [ ]or limited liability partnership of the State of (hereinafter "Dealer"). If Dealer is any type of partnership listed above, list all partners and indicate whether the partner is a general or limited partner _______________________________________________________________
_______________________________________________________________________________

WHEREAS, Dealer desires to purchase the Company's Products, (as hereinafter more fully defined) for retail sale to the consuming public; and WHEREAS, Company desires to sell such Products to Dealer: NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, Company and Dealer hereby agree as follows:

ARTICLE 1: DEFINITIONS

     As used in this Agreement the following terms shall have the respective meanings set forth below:

     1.1 "Dealer" shall mean a TRACKER BOATS Dealer who is entitled to purchase the TRACKER BOATS Product Line(s) specified in Article 2.6, and who, subject to certain requirements, is entitled to participate in the various Dealer Programs which Company may from time to time offer to Dealer.
     1.2 "Dealer Program(s)" shall mean the various programs for the sale of the TRACKER BOATS Product Line(s) specified in Article 2.6 which Company shall from time to time offer to Dealers, which may include, among other things, volume discounts, rebates, delivery schedules, retail financing, wholesale financing, credit life insurance, extended warranty service plans and advertising opportunities as detailed in the annual Dealer Manual and supplemental Company bulletins.
     1.3 "Product(s) or Product Line(s)" shall mean the various models of boats, outboard motors, trailers, and marine accessories in the TRACKER BOATS Product Line specified in Article 2.6 which Company may, from time to time, make available for purchase by Dealer. Company may add to, change or delete from its Product Lines without prior written notice.

ARTICLE 2: GRANT OF DEALERSHIP

     2.1 Subject to the conditions of this Agreement, Dealer is hereby granted the non-exclusive right to establish, operate, and maintain one (1) TRACKER BOATS Dealership which shall at all times be located at

(and at no other address) for purchase of Products covered hereby for resale to the consuming public. Dealer shall not move the location of the dealer-ship without the prior written consent of Company. Dealer agrees that this Agreement is non-exclusive, that the Company shall have the right to appoint other dealers in the area served by the Dealer and that no exclusive or protected sales territory for the Dealer is agreed to or shall be implied by any pro-gram offered by Company or any course of dealing between Company and Dealer. Company shall at ure to supply any of all Products ordered by Dealer pursuant to this Agreement. TRACKER BOATS reserves the right in its sole discretion to limit distribution of its Products and allocate Products depending upon the availability of the Products.
     2.2 In fulfilling orders placed by Dealer, Company reserves the right to arrange the Product makeup of loads of Product so as to more efficiently utilize Company's shipping equipment.
     2.3 Company reserves the right to change, modify or cancel any or all of the Dealer Programs, which it may from time to time offer and add or delete Dealer Programs.
     2.4 The terms and conditions of all Dealer Programs shall become a part of this Agreement as if fully set forth herein.
     2.5 Dealer agrees to provide confidential treatment to price lists, discount schedules, customer lists and other similar information provided to Dealer by Company which Dealer acknowledges constitute trade secrets or confidential information belonging to Company. Dealer shall return all such infor-mation to Company immediately upon termination of this Agreement for any reason, and thereafter shall refrain from using or disclosing such information.
     2.6 The grant of dealership is limited to the Product Line(s) indicated below and TRAILSTAR(TM) brand boat trailers.


                      Circle One                                                          Initials
                                                                                  Dealer            Company
a) TRACKER(R) NITRO(R)  Yes/No  TRACKER Purchase Standard ______ units          __________      ________________
                                NITRO Purchase Standard   ______ units          __________      ________________
b) MYACHT(R)            Yes/No  Purchase Standard         ______ units          __________      ________________
c) TAHOE(TM)            Yes/No  Purchase Standard         ______ units          __________      ________________

The Purchase Standard(s) are minimums for purchases of 2002 models of the Product Line(s)' boat packages during the 2002 model year and do not include utility or non-package boats. For the purposes of this Agreement, the TRACKER
(R) Product Line shall be  understood  to include BASS TRACKER (R) , SUN TRACKER
(R) and TRACKER (R) branded boats. Dealer agrees and acknowledges that it is authorized to act as a TRACKER BOATS dealer only in the specific Product Line(s) set forth in this Article 2.6 and no other. Dealer further agrees that the failure of Dealer to achieve the minimum annual Purchase Standard for a Product Line will constitute good cause for termination or non-renewal of that Product Line or of the entire Agreement by Company.

     2.7 Dealer agrees that the minimum annual  Purchase  Standard(s) in Article
2.6 are obtainable and not in excess of what a reasonable business person in the area served by Dealer normally would purchase by way of a starting inventory and/or to maintain an existing inventory.

ARTICLE 3: PRICE AND  PAYMENT

     3.1 Company shall invoice Dealer for all Products delivered to Dealer at prices applicable to the Dealer Program in which the Dealer is participating at the time of acceptance by Company of Dealer's orders, which Company shall, from time to time, establish and publish.
     3.2 Company reserves the right to change the price and terms of Products covered by this Agreement from time to time without prior notice to Dealer.
     3.3 Company reserves the right to reject any order submitted by Dealer. Orders which are accepted will be accepted at Company's home office in Springfield, Missouri. Unless an order is specifically accepted by Company in writing, it shall be deemed rejected.
     3.4 All shipments from Company shall be made F.O.B. from one of Company's facilities located in Nixa, Missouri; Ozark, Missouri; Bolivar, Missouri;
Lebanon, Missouri; Clinton, Missouri; Springfield, Missouri; or such other facility which Company may from time to time establish or designate, and orders shall be subject to Company's then current standard terms and conditions of sales.
     3.5 When shipped by Company vehicle, title to Products sold pursuant to this Agreement shall be deemed vested in Dealer when actually delivered to the Dealer. When shipped by means other than by Company vehicle, title to Products sold pursuant to this Agreement shall be deemed vested in Dealer upon delivery thereof by Company to the carrier for shipment to the Dealer or upon commencement of shipment by the Company to the Dealer. After the vesting of title in Dealer, all risks of loss on Products shall be that of the Dealer, it being provided, however, that Company reserves all rights to stop transit and to repossess goods notwithstanding delivery to the carrier, until full payment of the purchase price is made by the Dealer therefor. Company shall have a security interest in Products sold to Dealer until full payment is received.
     3.6 In order for Company to correctly forecast production and shipping needs concerning Product, Dealer agrees to furnish information concerning Dealer's sales of Products to Company on a periodic basis.
     3.7 Dealer agrees to pay Company a late payment charge which is the lesser of 1.5% per month or the maximum interest rate permitted by applicable state law on any past due amount payable to Company. Company may refuse shipment of Product for any credit reason. Dealer will reimburse Company for all necessary attorney fees and other costs incurred by Company in collecting past due amounts from Dealer. Dealer agrees that any rebates, co-op advertising payments or other amounts owed to Dealer and any expenses or losses suffered by Company due to Dealer defaults related to Dealer's Product inventory financing may be applied to balances in the Dealer's warranty/parts open account with Company.
     3.8 In the event Company must repurchase any of Dealer's Product inventory due to repurchase obligations owed by Company to an entity financing Dealer's Product inventory under a Dealer Program, Dealer agrees to pay Company for any missing parts or components and for the repair of any damaged Product inventory repurchased. Company, at its option, may setoff any or all of such amounts due from Dealer against any credit balance in Dealer's warranty/parts open account with Company or against any other amount of money due to the Dealer.
     3.9 In the event that Company determines in its sole discretion that Dealer is a credit risk, Dealer agrees that it will immediately execute upon demand by Company the Company's form Security Agreement and necessary UCC-1 Financing Statements granting Company a security interest in any and all of Dealer's assets including, but not limited to, inventory, equipment, real estate and bank accounts.
     3.10 At any time if the Company determines in its sole discretion that any portion or all of Dealer's inventory of Products (whether current or non-current model year) being financed under a Dealer Program is in disrepair, is suffering from a lack of maintenance, is not in a new condition, is missing parts and/or has been used, then the Dealer agrees it will make curtailment payments on the affected inventory upon demand by Company according to the current curtailment payment schedule in the Dealer Program.

ARTICLE 4: TERM AND TERMINATION

     4.1 This Agreement shall commence on August 1, 2001 and SHALL EXPIRE by its terms (without any notice) at 11:59 p.m. Midnight, on the 31st day of July, 2002, unless earlier terminated as herein provided. There is NO RIGHT to RENEW or EXTEND this Agreement.
     4.2 Either party to this Agreement may terminate this Agreement with or without cause at any time upon 90 days' written notice to the other party.
     4.3 Dealer shall have no claim for damages or expenses incurred by Dealer pursuant to this Agreement or otherwise against Company as a result of such termination. Dealer shall immediately notify Company of the occurrence of any of the following events, which Company may regard as a material breach of this Agreement and upon giving of notice to Dealer, Company may immediately terminate this Agreement: a) Dealer defaults in the payment of any obligations owing to the Company; b) Dealer sells or makes an attempted sale or other disposition of any Products purchased under this Agreement, on which any part of the purchase price is unpaid, other than in the ordinary course of retail trade; c) Dealer sells or makes an attempted sale in bulk of all or a major portion of its inventory purchased from the Company; d) Dealer becomes insolvent or takes or fails to take any action which constitutes an admission of inability to pay its debts as they mature; e) Dealer makes a general assignment for the benefit of creditors or to an agent authorized to liq-uidate any substantial amounts of its assets; f) Dealer becomes the subject of an "order for relief" within the meaning of the United States Bankruptcy Code; g) Dealer files a petition in bankruptcy, or for reorganization or to affect a plan or other arrangement with creditors; h) Dealer files an answer to a creditor's petition admitting the material allegations thereof, for an "order for relief" or for reorganization or to affect a plan or other arrangement with creditors; i) Dealer applies to a court for appointment of a receiver for any assets or properties or has a receiver appointed for any assets or properties, with or without consent, and such receiver shall not be discharged within 30 days after his appointment; j) Dealer adopts a plan of liquidation; k) Dealer, if a corporation, limited liability company, partnership, limited partnership or limited liability partnership, ceases to exist; l) The death or incapacity of the Dealer, if the Dealer is a sole proprietorship; m) Failure of the Dealer to abide by the standards or guidelines concerning use of the Company name or Marks as specified in Article 11 hereof; n) Dealer makes a material negligent or fraudulent misrepresentation to Company in Dealer's application to become an authorized TRACKER BOATS dealership, in this Agreement or in the performance of this Agreement; o) The Dealer or one of Dealer's princi-pal officers, directors, management, partners or members is convicted, pleads guilty, pleads nolo contendere, enters an Alford plea or otherwise admits to criminal charges involving fraud, theft, illegal drugs or any crime of moral turpitude which in the sole opinion of the Company will adversely affect the business reputation of Dealer and/or the Company; p) Dealer moves or is attempting to move the location of its dealership set out in Article 2.1 without the prior written consent of Company; q) Dealer's sales and service agreement with the motor company supplying motors for the Product Line(s)' boat packages is terminated or not renewed by the Dealer or the motor company; r) Failure of the Dealer to abide by any material term or condition of this Agreement or failure to make any required performance within the time specified herein.
     4.4 Termination by either party hereto shall not relieve Dealer of any continuing obligation undertaken pursuant to this Agreement, including, but, not limited to, duty to pay for Products delivered by Company, and the duty to use or cease using Company's names and Marks as hereinafter provided.
     4.5 In the event this Agreement is not renewed or terminated, Company will have the right, but not the obligation, to repurchase all or any por-tion of Dealer's stock of undamaged, new and unused condition boats, boat packages and trailers purchased by Dealer from Company under this Agreement as of the effective date of nonrenewal or termination. The repurchase price shall be the original net invoice price paid by the Dealer less any rebates, discounts and freight charges as well as any debts owed by Dealer to Company. The freight charges required to carry out the repurchase will be the responsibility of the Company. Company shall pay Dealer all net amounts due under this Article 4.5 within thirty (30) days of receipt of Product, free and clear of all liens and encumbrances.

ARTICLE 5: PRODUCT MODIFICATION AND PREPARATION

     5.1 Company reserves and shall have the right to change or alter the design of all Products covered by this Agreement as well as to discontinue or limit the manufacture of any Product at any time without notice to the Dealer, and such events shall not entitle Dealer to seek any damages, reimbursement, or compensation therefor.
     5.2 Dealer agrees to not alter or change the design of the Products, make any structural changes in or to the Products or change any cosmetic features of the Products except as required in the normal course of providing maintenance and repair services.
     5.3 Dealer agrees that it will not remove, alter or deface the primary hull identification number and/or the duplicate hull identification number on any boats manufactured by Company.
     5.4 Dealer agrees to comply with all of Company's specifications, which Company may from time to time publish, regarding rigging and Product preparation performed by Dealer on Company's Products.

ARTICLE 6: DIRECT SALES BY COMPANY/FOREIGN SALES BY DEALER

     6.1 Dealer recognizes and understands that the Company reserves the right to sell, lease or loan any of the Products covered by this Agreement to any person, including but not limited to any consumer, customer or potential customer of Dealer, either directly, indirectly, or in participation with any other person, and Dealer further recognizes and agrees that no commission or other compensation will be allowed or paid to Dealer on any such transactions. The Company may provide special programs benefitting Dealer for sales made by the Company or by others but such programs are terminable at the will of the Company and Dealer shall have no vested rights with respect thereto.
     6.2 Dealer agrees that it will not sell Product to agents, distributors, retailers or customers outside of the United States for the purpose of resale to the ultimate consumer in a foreign nation.

ARTICLE 7: OPERATING REQUIREMENTS

     7.1 Dealer agrees to provide adequate facilities for the resale and timely service of the Products covered by this Agreement so as to maintain and promote the high degree of customer acceptance presently enjoyed by Company's Products, names and Marks. In providing service for the Products, Dealer agrees it will not discriminate against customers that did not buy their Product from Dealer.
     7.2 Dealer shall at all times provide sufficient working capital, Product inventory financing, credit and funds to enable it to properly fulfill all of Dealer's responsibilities and duties under this Agreement. Dealer will, when requested by Company, furnish to Company, upon forms furnished by Company, full, accurate, complete and detailed financial and operating statements. Dealer consents to full and open disclosure of financial information concerning Dealer, between Company and the entities which finance Dealer's inventory of Product.
     7.3 Dealer agrees to keep an accurate record of the names and addresses of all purchasers of Company Products, and at all times make such record available to Company. In the event of termination of this Agreement, the Dealer shall furnish a complete copy thereof to Company.
     7.4 Dealer shall furnish to the Company, upon request, estimates of its future sales of Products. Such estimates shall be for information purposes only and will not be binding on either the Dealer or Company.
     7.5 Dealer agrees to maintain sufficient inventory, to meet the sales needs of Dealer as well as the minimum annual Purchase Standard(s) established in
Article 2.6.
     7.6 Dealer agrees to protect its inventory of Product against weathering and damage and to maintain its inventory of Product in a new and unused condition.
     7.7 Dealer agrees to maintain at all times a valid sales and service agreement with the motor company supplying motors for the Product Line(s)' boat packages.
     7.8 Dealer shall be signed up for TracNet according to the Dealer Program.

ARTICLE 8: SIGNS

     8.1 The Company may from time to time offer the Dealer signs advertising the Company and the Products. Dealer agrees to abide by the terms of sale imposed by the Company at the time of sale of such signs and acknowledges the applicability of the restrictions on the use of such signs and the Company marks as set forth in Article 11 of this Agreement.

ARTICLE 9: WARRANTY

     9.1 Dealer shall offer for sale Products covered by this Agreement only on the basis of Company's published limited warranties and Dealer shall have no authority to and shall not make any representations relating to Company's warranties other than those therein made. COMPANY MAKES NO WARRANTY, EXPRESSED OR IMPLIED, AS TO THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF ANY PRODUCTS OR GOODS SOLD PURSUANT TO THIS AGREEMENT.
     9.2 Company shall furnish to Dealer and Dealer shall provide to each purchaser of a new Product prior to time of sale all applicable Product oper-ation and/or maintenance manuals and shall alert the purchaser to any written limited warranties made by the Company and component suppliers. Dealer shall also inform the purchaser if the Product sold is not new or if the Product has been damaged. Dealer shall also inform the purchaser if the Product is sold to the Dealer at a reduced price due to cosmetic deficiencies and notify the purchaser of such cosmetic deficiencies.
     9.3 Dealer agrees to enter the correct warranty registration information via TracNet or complete, have the purchaser sign and then mail Company's warranty registration card back to Company immediately upon delivery of warranted Product to a purchaser and to reasonably assist Company in per-forming Product defect and recall campaigns. In the event Dealer fails to complete, have executed and/or return the Company's warranty registration card or enter the correct warranty registration information via TracNet, Dealer agrees to indemnify Company against any liability, loss, damage or expense (including attorney's fees) which Company may sustain as a result of said failure.
     9.4 The Company may in its sole discretion, prospectively change or eliminate at any time its warranties which are extended on Products sold under this Agreement.
     9.5 Dealer hereby assumes sole responsibility for its workmanship in the predelivery inspection, adjustment, rigging and preparation of Products made by or under the direction of the Dealer, and in the maintenance or repair of Products sold to Dealer under this Agreement or delivered to Dealer by an owner.
     9.6 Dealer agrees to abide by Company service and warranty programs, policies and procedures as established by the Company from time to time. Dealer shall maintain a complete service shop and shall perform warranty service for owners of the Products which qualify for service under the provi-sions of the limited warranties issued by the Company and component suppliers. All warranty service shall be performed by Dealer in a good and workmanlike manner and in accordance with such recommendations, specifications and instructions relating thereto as may be furnished to Dealer by Company and component suppliers. For such warranty service approved by the Company, Company will reimburse Dealer for labor performed in repair or replacement of any defective part or parts at the current published warranty labor rate. Dealer shall follow Company's instructions in returning to the factory any of the Company's Products, accessories or parts which are defective. Dealer will receive, investigate and handle all complaints received from owners of the Products with a view of securing and maintaining the goodwill of the public toward Dealer, the Company and the Products. Dealer agrees to provide prompt, courteous and efficient service and warranty work on all Product, whether or not purchased from the Dealer. All complaints received by Dealer which cannot be readily remedied and/or cannot be remedied within 30 days of the Dealer's receipt of the Product, shall be promptly reported in detail to Company. Dealer will prepare, keep up to date and retain for a minimum of two
(2) years records in support of applications for payment for warranty repairs. Dealer will permit any employees or designated representative of Company to make, at any reasonable time during regular business hours, examinations and audits, and to reproduce and to take copies of any of the accounts and records required to be kept and maintained by Dealer.

ARTICLE 10: GENERAL PROVISIONS

     10.1 This Agreement is made and entered into and is to be substantially performed in Greene County, Missouri, and shall be governed by the laws of the State of Missouri. The Dealer consents to the exclusive jurisdiction and venue of the state or federal courts in Greene County, Missouri, for any lawsuit arising from this Agreement, and hereby waives any objections Dealer may have to the jurisdiction and venue of the lawsuit.IF A DISPUTE ARISES OUT OF OR RELATES TO THIS AGREEMENT, OR THE BREACH THEREOF, AND IF THE DISPUTE CANNOT BE SETTLED THROUGH NEGOTIATION, THE PARTIES AGREE FIRST TO TRY IN GOOD FAITH TO SETTLE EACH DISPUTE BY MEDIATION ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION UNDER ITS COMMERCIAL MEDIATION RULES BEFORE RESORTING TO LITIGATION. The mediation shall occur at a mutually agreeable location in the State in which the Dealer is located. The mediation process shall be initiated by the complaining party sending to the other party a "Notice of Intent to Sue" (hereinafter "Notice"). The Notice shall state the subject of the claim or dispute, the names and addresses of three proposed neutral mediators sanctioned by recognized dispute resolution organizations and proposed dates for the mediation. The parties shall each be responsible for payment of one-half of the mediator's fee. The mediation proceedings shall be regarded as settlement negotiations and thus no admission, representation, statement or other communication made by the parties, their representatives or the mediator in setting up or conducting the mediation shall be admissible as evidence or subject to discovery unless otherwise discoverable or obtainable. In the event that a mutually agreeable mediation cannot be scheduled with-in 45 days of the receiving party's receipt of the Notice, then the complaining party may proceed with a lawsuit. In the event a complaining party breaches this Agreement by filing a lawsuit without having first pursued mediation according to this Article 10.1 then the other party shall be entitled to a recov-ery of all its attorney fees, expenses and costs involved in enforcing the mediation provisions of this Article 10.1 and/or the complaining party shall be responsible for payment of all the mediator's fee involved in any subsequent mediation of the lawsuit.Notwithstanding the above, a complaining party will not be in breach of the mediation provisions of this Article 10.1 if it serves a Notice contemporaneously with initial lawsuit pleadings seeking imme-diate temporary injunctive relief.
     10.2 This Agreement and those documents incorporated by reference constitute the entire agreement between the parties concerning the dealer- ship granted in Article 2.1 and Dealer acknowledges that neither the Company nor anyone on behalf of the Company have made any representations inconsistent with this Agreement, that this Agreement supersedes all previous TRACKER BOATS Dealer Agreements concerning the dealership, whether written or oral, between the parties, and that this Agreement may not be modified or any provision hereof waived, unless agreed to by both parties in writing (except as provided in Articles 2.4, 3.2, 3.4, 5.3, 6.1, 9.6 and 11.1).
     10.3 Any notice required to be given pursuant to this Agreement by either party shall be made at the address first written above for each party and shall be deemed sufficient and complete upon hand delivery (including, without limitation, delivery by a receipted overnight courier service) or deposit in the Mail, Postage Prepaid, by either certified or registered mail to the other party at such address, or to such party or other address as may be designated in writing.
     10.4 This Agreement shall be binding upon the parties hereto and their respective heirs, administrators, executors, successors and permitted assigns, as may be applicable, but shall not be assignable in whole or in part by the Dealer without the prior written consent of Company.
     10.5 Dealer represents and warrants by the making of the Agreement that Dealer is authorized to carry on the business described herein. Dealer further represents and warrants that it currently possesses any and all permits or licenses required to do business, and any required active registration for retailer's occupancy tax for the sale of Products at retail and will pay any required tax thereon. Dealer further represents that all Products purchased by Dealer hereunder will be purchased only for retail sale by Dealer to the public.
     10.6 Under no circumstances shall the Dealer, its agents, representatives or employees, be deemed to be the agent, employee or representative of Company. Dealer shall not enter into any contract or commitment in the name or on behalf of Company or attempt to bind Company or represent or hold itself out as agent, employee or representative of Company in any respect whatsoever. Dealer shall in all signs, advertising, promotions, letterhead, and other documents bearing Dealer's name or marks, take care to advise the reader, viewer and/or listener that Dealer is an independent business and is separate and distinct from the Company. The relationship hereunder shall be deemed to be that of buyer and seller, with Dealer purchasing Products at wholesale for resale at retail under the provisions hereof but for Dealer's own account.
     10.7 In the event of litigation or legal proceedings (other than the mandatory mediation set out in Article 10.1) to interpret or enforce the terms of this Agreement by either Dealer or Company, the prevailing party in such proceedings submitted to a judge, jury or arbiter for decision shall be enti-tled to recover from the non-prevailing party reasonable attorneys' fees, costs and expenses.
     10.8 Any provision of this Agreement which in any way contravenes or in unenforceable under the law shall be deemed separable and not a part of this Agreement, and such provision shall not effect the validity of the remaining provisions hereof.
     10.9 If the performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by reason of fire or other casual-ty or accident, acts of God, severe weather conditions, year 2000 computer software or hardware failure, strikes or labor disputes, war or other violence, any law, order, proclamation, regulation, ordinance, demand or requirement of any governmental agency, or any other act or condition whatsoever beyond the reasonable control of the parties hereto ("Force Majeure"), the party whose performance is so affected, upon giving prompt notice to the other party, shall be temporarily excused from such performance. In the event such Force Majeure condition continues for ninety (90) days, then, the party whose performance is not affected by such condition may, at its option and without liability to the other party, terminate this Agreement effective immediately upon written notice to the other party. Notwithstanding the above, should this Agreement be terminated due to a Force Majeure condi- tion, in no event will Dealer be excused from paying Company for Product delivered to Dealer.
     10.10 This Agreement may be  supplemented  by a State  Addendum,  Territory
Addendum and/or a Term Addendum. The terms of said State Addendum, Territory Addendum and/or Term Addendum are incorporated herein by reference and though set forth fully herein, and in the event of con-flict between the Agreement and the State Addendum, Territory Addendum and/or Term Addendum the provisions of the said Addendums shall control.

ARTICLE 11: USE OF NAME, TRADEMARK AND SERVICE MARKS

     11.1 Dealer acknowledges that the Company is the owner or licensee of such trade names, trademarks and service marks as Company now, or in the future, uses (hereinafter collectively referred to as "Marks"), and that during the term of this Agreement, Dealer shall be entitled to use the Marks only in connection with the advertisement of the Products and identification of Dealer's status as an independent dealer selling the Products, which use shall be strictly in accordance with the policies and standards established from time to time by the Company for the protection, goodwill and customer acceptance of the Company's Products, names and Marks. Dealer understands and agrees that the only Marks that it is authorized to use under this Agreement are those Marks associated with the Product Line(s) indicated in Article 2.6 and that under no circumstances is Dealer authorized under this Agreement to use the marks TRACKER (R) , TRACKER MARINE (R) or TRACKER MARINE, L.L.C. unless the TRACKER (R) Product Line has been indicated in Article 2.6.
     11.2 Company retains the right to compel discontinuance by Dealer of any authorized or unauthorized use of the Company name or Marks at any time.
     11.3 The Dealer shall not display the Company's name or Marks on any Products not purchased from Company, nor shall Dealer use the name or the Marks of the Company as part of Dealer's name, trademark, service mark or other designation, or utilize the name or Marks of the Company in such a manner as to indicate that the Dealer is other than an independent contractor, as distinguished from an employee or agent of the Company.
     11.4 The Dealer shall not use the Marks or any confusingly similar names as a domain name or as a meta- tag on the Internet.
     11.5 Upon termination or non-renewal of this Agreement for any reason, Dealer shall immediately discontinue use of all names and Marks of the Company, shall remove all signs and other advertising material in and about the Dealer's place of business which refer to or identify the Dealer as a Dealer of the Company's Products and/or services, whether such signs and advertising material were acquired at the Dealer's expense or otherwise, and Dealer shall comply with all requirements of any TRACKER BOATS Sign Agreement which agreement is incorporated herein for all purposes by this reference.
     11.6 Dealer recognizes that the Company reserves the right to enter onto the premises of the Dealer at all reasonable times in order to inspect the nature and quality of the products being offered under or in connection with the Company names or Marks.

IN WITNESS WHEREOF, the parties have caused this Agreement to be entered into as of the date and year first above written.

THIS AGREEMENT CONTAINS A MEDIATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

DATE: __________________________    DEALER ____________________________________

DEALER NUMBER___________________    BY: _______________________________________

                                    TITLE: ____________________________________

ACCEPTED in Springfield, Missouri   COMPANY: TRACKER MARINE, L.L.C.
                                    A Missouri Limited Liability Company

                                    BY: THREE JOHNS COMPANY,
                                    Its Sole Member

DATE:___________________________    By:________________________________________




PERSONAL GUARANTEE

I (we) the undersigned, do hereby unconditionally guarantee the obligations, financial and otherwise, of the Dealer as described in the foregoing TRACKER BOATS Dealer Agreement, and it is agreed that the Company shall not be obligated to proceed first against the Dealer, but may proceed directly against the undersigned guarantors in order to enforce any provision of the foregoing Agreement. The undersigned guarantors hereby accept all terms and con-ditions of the TRACKER BOATS Dealer Agreement and hereby severally waive presentment for payment, protest, notice of protest, non-payment, or dishonor, and agree that the Agreement may be extended, modified or terminated without notice to guarantors, and such action shall in no event release guarantors from the duty to guarantee all obligations of the Dealer as set forth herein. The guarantors consent to the exclusive jurisdiction and venue of the state or federal courts in Greene County, Missouri, for any lawsuit arising under this Agreement or Personal Guarantee and hereby waive any objections they may have as to jurisdiction and venue.


GUARANTOR _______________________________ GUARANTOR ___________________________



GUARANTOR _______________________________ GUARANTOR ___________________________

                                                                        TRACKER
                                                                          boats

                                STATE ADDENDUM TO
                                DEALER AGREEMENT
                                     (TEXAS)


This State Addendum to Dealer Agreement (State Addendum) is made this the 1st day of August, 2001 between TRACKER MARINE, L.L.C. d/b/a. TRACKER BOATS (Company) and __________________________________________________________________
________________________________________________________________________________
______________________________________,  Texas  (Dealer) and is made and entered into concurrently with the execution of a 2002 model year TRACKER BOATS Dealer Agreement between Company and Dealer (the Dealer Agreement).

In consideration of the mutual covenants herein contained as well as other good and valuable con-sideration, the receipt of which is hereby acknowledged, Company and Dealer agree as follows:

1. Construction: This State Addendum is part of the Dealer Agreement. In the event of conflict between the State Addendum and the Dealer Agreement, the terms, provisions and conditions of this State Addendum shall prevail. Except as specifically changed by this State Addendum, the terms, provisions and conditions of the Dealer Agreement shall be in full force and effect. All terms of this State Addendum shall have the meaning defined and used in the Dealer Agreement.

2. Location: The Dealer location is described in Article 2.1 of the Dealer Agreement.

3. Capital, etc.: The Dealer shall maintain such capital, funds, credit, inventory, facility, equipment and tools so as to fairly and completely perform its function of sales and service as is provided in the Dealer Agreement.

4. Termination and Non-Renewal: The Agreement may not be terminated by Company unless: (i) Company has given Dealer written notice in clear concise terms,
     (ii) the notice sets forth reasons for the  termination  of the  Agreement,
     (iii) the Dealer has been given thirty (30) days within which to exert good faith efforts to cure the causes listed in the notice and (iv) there is good cause for termination. Good cause shall consist of, among other things, (i) the failure to achieve the minimum annual Purchase Standard(s),
     (ii) material breach of any provision of the Dealer Agreement (iii) a continuing condition of Force Majeure. Notwithstanding the fore-going, inasmuch as the original term of this Agreement is one year, good cause is not required for Company to refuse to renew the term of the Agreement. The Agreement can be immediately terminated by Company upon written notice if any of the events described in Article 4.3 of the Dealer Agreement occur or if any event occurs which is described in Texas Revised Civil Statutes, Art. 8911, Sec. 3(e).

5. Successor Dealer: In the event Dealer is an individual, the following is designated as a successor dealer in the event of the death or disability of
     Dealer:

Name:


Address:


Appointment of a successor dealer is subject to the conditions and requirements of Section 8 of this State Addendum.

6. Preparation: The Dealer is obligated to provide the ordinary preparation of the Product upon delivery to Dealer.

7. Warranty Service: The Dealer is obligated to provide the warranty service described in Article 9 of the Dealer Agreement. Dealer will be fairly compensated for work and services required to perform and other expenses incurred by Dealer to comply with the warranty issued by Company. Company shall pay a labor rate for warranty work equal to that charged by Dealer to its customers for non-warranty work of the same kind by similar technicians.

8. Sale, Transfer, etc.: Notwithstanding any contrary terms of the Dealer Agreement, Company will not unreasonably withhold approval of any sale, transfer or passage of title of a Dealer, or designation of a successor dealer provided that Dealer (a) shall not owe Company any money or otherwise be obligated, directly or contingently to Company, (b) shall be in compliance in all material respects with the Dealer Agreement and this State Addendum, (c) shall submit to Company more than ninety (90) days in advance of the transfer full financial information and business history of the proposed transferee and provided further that the proposed transferee
     (i) meets the criteria generally applied by Company for appointment of dealers in similar situations, (ii) is of good and sound financial condition, (ii) is experienced in the business, (iv) possesses a dealer agreement with the outboard motor manufacturer supplying outboard motors to Company for inclusion in the Product, (v) is of good moral character and enjoys good community standing and respect, and (vi) agrees to become a party to all of the terms and conditions of Companys standard dealer agreements.

9. Repurchase of Inventory and Parts: Upon termination of the Dealer Agreement by Company, Company shall, upon written demand by Dealer within thirty (30) days of termination by Company, repurchase the new, unsold, retailable, undamaged and complete boats (with accessories and packaged trailers sold with boats by the Company) or outboard motors purchased within one year of termination from the Company as well as new, current, unsold, undamaged and unused parts or accessories for boats, trailers or outboard motors, in the original resalable merchandising package and purchased by Dealer from Company, all at Dealers invoiced cost, less allowances paid to Dealer. In addition, Company will reimburse the cost incurred by Dealer, if any, to transport the repurchased items to Company. At the time of demand, Dealer will provide Company with a complete and detailed list of all items proposed to be repurchased and the Company will have a reasonable time to complete the repurchase. Company shall have no duty to repurchase property hereunder unless it is free and clear of all liens and encumbrances and Dealer can deliver good and clear title to the property to be repurchased.

IN WITNESS WHEREOF, the parties have hereunto set their hands the day and date first above written.



                           TRACKER MARINE, L.P.


                           By: Three Johns Company
                           Its: Sole Member


                           By _________________________________________________
                                            (Print Dealer Name)


                             __________________________________________________
                                            (Dealer Signature)


                             __________________________________________________
                                            (Guarantor Signature)


                             __________________________________________________
                                            (Guarantor Signature)

                                                                        TRACKER
                                                                          boats

                                      TEXAS
               ACKNOWLEDGMENT OF TRACKER BOATS POLICY, PRINCIPLES
                        AND RULES BY TRACKER BOATS DEALER

Date:    August 1, 2001
     ----------------------

The Dealer acknowledges having been informed of the following principles, policies and rules of TRACKER BOATS ("TRACKER") in the appointment of dealers:

1. Except for the President or the Vice President of Sales, each officer, employee and representa-tive of TRACKER is absolutely and expressly prohibited by TRACKER from making any alter-ations, additions, deletions, amendments or changes, orally or in writing, to any of the printed provisions of the TRACKER Dealer Agreement.

2. Except for the President or Vice President of Sales via a form TRACKER Territory Addendum with a TRACKER Loyal (as defined in Territory Addendum) dealer, each officer, employee and representative of TRACKER is absolutely and expressly prohibited from making any oral or written agreement, warranty or representation to any dealer which is contrary to the following principles and policies:

     (a)  Dealer is not granted any protected or exclusive sales territory.

     (b) TRACKER has the absolute right to appoint one or more dealers in any sales area, whether or not there are existing TRACKER dealers in the same sales area.

     (c) TRACKER itself, its affiliates and its subsidiaries reserve the absolute right to establish their own company-owned and operated dealerships in any sales area, including in sales areas served by dealers operating under TRACKER Dealer Agreements and includ-ing the sales area served by the Dealer.

The Dealer hereby acknowledges and agrees that no officer, employee or representative of TRACKER has made any agreement, warranty or representation, orally or in writing, contrary to the policies, principles and rules set forth in this document.


                                        _______________________________________
                                                   (Print Dealer Name)

                                        _______________________________________
                                                    (Dealer Signature)

                                        _______________________________________
                                                  (Guarantor Signature)

                                        _______________________________________
                                                  (Guarantor Signature)


Subscribed and sworn to before me this ______ day of ______________________ 20_____.

__________________________________ My Commission expires:  ____________________
Notary Public

                                   EXHIBIT B

                   Tracker Marine/Travis Boats Pricing Guide



PROCraft
--------
   Boats
                                                                                                      2002 Dealer Manual
========================================================================================================================
Travis - Fiberglass Bass Boats                                                                   Effective July 16, 2001
========================================================================================================================
------------------------------------------------------------------------------------------------------------------------
Model           Engine                  Dir. Net                        Model           Engine                  Dir. Net
------------------------------------------------------------------------------------------------------------------------
Pro 165         50 ELPTO                       *                        170 Combo       75 ELPTO                       *
                50 ELPT 4-STR EFI              *                                        75 ELPT 4-STR                  *
                75 ELPTO                       *                                        90 ELPTO                       *
                75 ELPT 4-STR                  *                                        90 ELPT 4-STR                  *
                90 ELPTO                       *                                        115 ELPTO                      *
------------------------------------------------                                        115 EFI 4-STR                  *
Pro 175         75 ELPTO                       *                        ------------------------------------------------
                75 ELPT 4-STR                  *                                        125 ELPTO                      *
                90 ELPTO                       *                        ------------------------------------------------
                90 ELPT 4-STR                  *                        180 Combo       115 ELPTO                      *
                115 ELPTO                      *                                        115 EFI 4S                     *
                115 EFI 4-STR                  *                                        125 ELPTO                      *
                125 ELPTO                      *                                        135 Optimax                    *
------------------------------------------------                                        150 XR6                        *
DC Upgrade                                     *                                        150 EFI                        *
------------------------------------------------                                        150 Optimax                    *
Pro 185         115 ELPTO                      *                                        175 EFI                        *
                115 EFI 4S                     *                                        175 Optimax                    *
                125 ELPTO                      *                                        200 XR6                        *
                135 Optimax                    *                                        200 EFI                        *
                150 XR6                        *                                        200 Optimax                    *
                150 EFI                        *                        ------------------------------------------------
                150 Optimax                    *                        200 Combo       150 XR6                        *
                175 EFI                        *                                        150 EFI                        *
                175 Optimax                    *                                        150 Optimax                    *
------------------------------------------------                                        175 EFI                        *
DC Upgrade                                                                              200 XR6                        *
------------------------------------------------                                        200 EFI                        *
Pro 205         150 XR6                        *                                        200 Optimax                    *
                150 EFI                        *                        ------------------------------------------------
                150 Optimax                    *                        215 Combo       150 XR6                        *
                175 EFI                        *                                        150 EFI                        *
                175 Optimax                    *                                        150 Optimax                    *
                200 XR6                        *                                        175 EFI                        *
                200 EFI                        *                                        175 Optimax                    *
                200 Optimax                    *                                        200 XR6                        *
                225 EFI                        *                                        200 EFI                        *
                225 Optimax                    *                                        200 Optimax                    *
------------------------------------------------                                        225 EFI                        *
DC Upgrade                                     *                                        225 Optimax                    *
------------------------------------------------                        ------------------------------------------------

------------------------------------------------
Model           Engine                  Dir. Net
------------------------------------------------
Super Pro 190   150 XR6                        *
                150 EFI                        *
                150 Optimax                    *
                175 EFI                        *
                175 Optimax                    *
------------------------------------------------
DC Upgrade                                     *
------------------------------------------------
Super Pro 200   150 XR6                        *
                150 EFI                        *
                150 Optimax                    *
                175 EFI                        *
                175 Optimax                    *
                200 XR6                        *
                200 EFI                        *
                200 Optimax                    *
------------------------------------------------
DC Upgrade                                     *
------------------------------------------------
Super Pro 210   200 EFI                        *
                200 Optimax                    *
                225 EFI                        *
                225 Optimax                    *
                250 XB                         *
------------------------------------------------
DC Upgrade                                     *
------------------------------------------------

    Prices Are Net Prices, No Rebates, Discounts or Co-Op Allowances Apply.
          Prices and specifications subject to change without notice.
                         All prices are stated in USD.

    *CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                          PROCRAFT 2002 OPTION LIST - TRAVIS

                                      165P   175P   185P   205P   190SP   200SP   210SP   170FS   180FS   200FS   215FS
                                             & DC   & DC   & DC   & DC    & DC    & DC
                                      ---------------------------------------------------------------------------------
1      Full Flake Bottom              N/A    N/A    N/A    N/A      *       *       *      N/A     N/A     N/A      *
2      Rod Organizer                  N/A     *      *      *       *       *       *      N/A     N/A     N/A     N/A
3      Quick Draw Rod Organizer       N/A    N/A    N/A    N/A     N/A      *       *      N/A     N/A     N/A     N/A

            BATTERY/CHARGER
4      Battery Maintenance System     N/A     *      *      *       *       *       *      N/A     N/A     N/A     N/A
5      Trolling Motor Battery          *      *      *      *       *       *       *       *       *       *       *
6      Dual Pro 3-bank Charger        N/A    N/A     *      *       *       *       *      N/A      *       *       *
7      Dual Pro 10-2 Charger w/A.C.
        Plug                           *      *      *      *       *      STD     STD      *       *       *      STD
8      Motorguide 2-bank Charger       *      *      *      *       *       *       *       *       *       *       *
9      Motorguide 3-bank Charger      N/A    N/A     *      *       *       *       *      N/A      *       *       *

         TROLLING MOTOR/MOUNT
10     Motorguide 543 12V HC
        Trolling Motor (exch)          *      *     N/A    N/A     N/A     N/A     N/A      *      N/A     N/A     N/A
11     Motorguide 567 12/24V
        HCTrolling Motor (exch)       N/A     *      *      *       *       *       *      N/A      *       *       *
12     Motorguide 667 HCBM
        Trolling Motor (exch)         N/A    N/A    N/A    N/A      *       *       *      N/A     N/A     N/A     N/A
13     Motorguide 680V HCBM
        Trolling Motor (exch)         N/A    N/A    N/A    N/A      *       *       *      N/A     N/A     N/A     N/A
14     Motorguide TE 782 V 45
        (exch)                        N/A    N/A     *      *       *       *       *      N/A     N/A     N/A      *
15     Motorguide TE 7109
        V 45 (exch)                   N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
16     Motorguide TE 782
        VP 45 (exch)                  N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
17     Motorguide TE 7109
        VP 45 (exch)                  N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
18     Motorguide TE 7109
        V 50 (exch)                   N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
19     Motorguide TE 109
        50" HCTM (exch)               N/A    N/A    N/A    N/A      *       *       *      N/A     N/A     N/A     N/A
20    Detachable Trolling
        Motor Bracket (exch)          N/A    N/A    N/A    N/A     N/A     N/A     N/A     STD     STD     STD     STD
21    Recessed Flat Foot Pedal
        (Installed)                   N/A    N/A    N/A    N/A      *       *       *      N/A     N/A     N/A     N/A
22    XP6000 45" 12/24V
        w/Gator Mount (exch)          N/A     *     STD    STD     STD     STD     STD     N/A      *      STD     STD

         SPECIAL PACKAGES
23     Bill Dance Tournament
        Package                       N/A    STD    N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A     N/A
        -Deluxe Paint Scheme
          & Bill Dance Decal
          -Guest 2 X 5 Charger
          -Additional Aerator
            Pump
          -XP6000 12/24V
            Trolling Motor
24-A   185/205 Tournament
        Package                       N/A    N/A     *      *      N/A     N/A     N/A     N/A     N/A     N/A     N/A
        -Foot Throttle w/Pro Trim
         -6" Manual Jack Plate
         -Dual Pro 10-2 Battery
           Charger
         -Water Pressure Guage
24-B   185/205 Jack Plate Package     N/A    N/A     *     STD     N/A     N/A     N/A     N/A     N/A     N/A     N/A
        -6" Manual Jack Plate
         -Water Pressure Guage

             STEERING
25     Single Anti-Feedback
        Steering                      STD    STD    N/A    N/A     N/A     N/A     N/A     STD     N/A     N/A     N/A
26     Dual Anti-Feedback
        Steering                      N/A     *     STD    STD     N/A     N/A     N/A      *      STD     STD     N/A
27     Mechanical/Tilt Steering       N/A     *      *      *      STD     N/A     N/A      *       *       *      N/A
28     Hydraulic / Tilt Steering      N/A    N/A     *      *       *      STD     STD     N/A      *       *      STD
           ELECTRONICS
29     Lowrance X 65 (Dealer
        Installed Console)            N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
30     Lowrance X 85 (Dealer
        Installed Console)            N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
31     Lowrance X 65 (Dealer
        Installed Bow)                N/A    N/A     *      *       *       *       *       *       *       *       *

    *CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.





32     Lowrance X 85 (Dealer
        Installed Bow)                N/A    N/A     *      *       *       *       *       *       *       *       *
33     Lowrance LMS 160 Map
        (Dealer Installed
        Consol                        N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
34     Lowrance 15 CG Console         N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
35     Lowrance 15 CT Console         N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
36     Lowrance 15 CT Bow             N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
37     Lowrance 15 MG Console         N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
38     Lowrance 15 MT Console         N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
39     Lowrance 15 MT Bow             N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
40     Lowrance 16 CG Console         N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
41     Lowrance 16 CI Console         N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
42     Lowrance 16 CI Bow             N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
43     Pinpoint 7320                  N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
44     Pinpoint 7420                  N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
45     Pinpoint 7520                  N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
46     Humminbird In-Dash Digital     N/A    N/A    N/A    N/A     N/A     N/A     N/A     N/A     STD     STD     N/A
47     Humminbird Pro View (Dealer
        Installed Console             STD    STD     *      *       *       *       *      N/A     N/A     N/A     N/A
48     Humminbird Pro View (Dealer
        Installed Bow)                N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
49     Zercom LPG2000 (Dealer
        Installed Console)            N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
50     Zercom LPG2000 (Dealer
        Installed Bow)                N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
51     Zercom Z160 (Dealer
        Installed Console)            N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
52     Zercom Z160 (Dealer
        Installed Bow)                N/A    N/A     *      *       *       *       *      N/A      *       *       *

               CANVAS
53     Convertable Top w/Hatch
        Flap                          N/A    N/A    N/A    N/A     N/A     N/A     N/A      *      STD     STD     STD
54     Side & Aft Curtains
        (dealer installed)            N/A    N/A    N/A    N/A     N/A     N/A     N/A      *       *       *       *
55     Bimini Top (exchange)          N/A    N/A    N/A    N/A     N/A     N/A     N/A     N/A      *       *       *
56     Bimini Top (option)            N/A    N/A    N/A    N/A     N/A     N/A     N/A      *      N/A     N/A     N/A
57     Mooring Cover (through
        DOWCO)                       Dowco  Dowco  Dowco  Dowco   Dowco   Dowco   Dowco   Dowco   Dowco   Dowco   Dowco
58     Color-matched Cover
        (through DOWCO)              Dowco  Dowco  Dowco  Dowco   Dowco   Dowco   Dowco   Dowco   Dowco   Dowco   Dowco

            PERFORMANCE
59     Stainless Steel Prop
        (exchange)                     *      *     STD    STD     STD     STD     STD      *      STD     STD     STD
60     Foot Throttle Pkg w/
        "Pro Trim" (V-6 only)         N/A    N/A     *      *       *       *       *      N/A      *       *       *
61     Hydraulic Jack Plate - 10"     N/A    N/A    N/A    N/A      *       *       *      N/A     N/A     N/A     N/A

       UPHOLSTERY/MISCELLANEOUS
62     Bike Seat and Pole
        (exchange)                    N/C    N/C    N/C    N/C     N/C     N/C     N/C     N/A     N/A     N/A     N/A
63     Bike Seat and Hydraulic
        Pole (exchange)                *      *      *      *       *       *       *      N/A     N/A     N/A     N/A
64     Fishing Chair and Pole
        (exchange)                    N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
65     Fishing Chair and Hydraulic
        Pole (exchange)               N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
66     Hydraulic Pro Pole
        (exchange)                    N/A    N/A     *      *       *       *       *      N/A     N/A     N/A     N/A
67     Hydraulic Fishing Pedestal
        (exchange)                     *      *      *      *       *       *       *       *       *       *       *
68     Bow Cushion (set of 2)         N/A    N/A    N/A    N/A     N/A     N/A     N/A     STD     STD     N/A     N/A
69     Loc-r-Bar                       *      *      *      *       *       *       *      N/A     N/A     N/A     N/A
70     Tournament Ruler               N/A    N/A    N/A    N/A      *       *       *      N/A     N/A     N/A     N/A
71     Ski Tow Bar                    N/A    N/A    N/A    N/A     N/A     N/A     N/A      *      STD     STD     STD
72     Front Deck Extension           N/A    N/A    N/A    N/A     N/A     N/A     N/A      *       *       *      STD
73     Keel Guard by Tech 5            *      *      *      *       *       *       *       *       *       *       *
74     CD Player (exchange)           N/A    N/A    N/A    N/A     N/A     N/A     N/A      *      STD     STD     STD
75     Wake Board Tower               N/A    N/A    N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A      *

76     Custom Two-Color Option
        (Ice/White Base & Flake)       *      *     N/A     N/A    N/C     N/C     N/C      *      N/A     N/A     N/A
77     Custom Three-Color Option      N/A    N/A     *       *     N/C     N/C     N/C     N/A      *       *      N/A

    *CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.







78     Carpet Color Exchange           *      *      *       *     N/C     N/C     N/C      *       *       *      N/A
79     Upholstry Color Exchange        *      *      *       *     N/C     N/C     N/C      *       *       *      N/A

          PROCRAFT TRAILERS
80     Spare Tire and Wheel
        (powder coated)                *      *     N/A     N/A    N/A     N/A     N/A      *      N/A     N/A     N/A
81     Spare Tire and Galvanized
        Wheel                          *      *      *       *      *       *       *       *       *       *       *
82     Spare Tire and 13" Chrome
        Wheel                          *      *     N/A     N/A    N/A     N/A     N/A      *      N/A     N/A     N/A
83     Spare Tire and 14" Chrome
        Wheel (modular)               N/A    N/A     *       *      *      N/A     N/A     N/A      *       *      N/A
84     Spare Tire and Wheel (alloy)   N/A    N/A     *       *      *       *       *      N/A      *       *       *
85     Spare Tire Carrier              *      *      *       *      *       *       *       *       *       *       *
86     Fiberglass Fenders             N/A    N/A    N/A     N/A    STD     STD     STD     N/A     N/A     N/A     N/A
87     Alloy Wheel 14" (exchange)     N/A    N/A     *       *      *      STD     STD     N/A      *       *      STD
88     Chrome Wheel 13" (exchange)     *      *     N/A     N/A    N/A     N/A     N/A     N/A     N/A     N/A     N/A
89     Surge Disc Brakes/Single
        Axle (factory installed)      N/A    N/A     *       *      *      N/A     N/A     N/A      *      N/A     N/A
90     Surge Drum Brakes/Single
        Axle (factory installed)       *      *     N/A     N/A    N/A     N/A     N/A      *      N/A     N/A     N/A
91     Surge Brakes/Second Axle
        (factory installed)           N/A    N/A    N/A      *      *       *       *      N/A     N/A      *       *
92     Galvanized Trailer
        w/Galvanized Wheels            *      *      *       *      *       *       *       *       *       *       *
93     Tandem Trailer w/Disc
        Brakes One Axle               N/A    N/A    N/A      *      *      STD     STD     N/A     N/A     STD     STD
94     Swing-Away Tongue               *      *      *       *     STD     STD     STD      *      STD     STD     STD
95     Bac-Jacks (two, factory
        installed)                     *      *      *       *      *       *       *       *       *       *       *



    *CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.



Fisher

                                                                                                      2002 Dealer Manual
========================================================================================================================
Travis - Aluminum Bass Boats                                                             Pricing Effective July 16, 2001
========================================================================================================================
------------------------------------------------------------------------------------------------------------------------
Model           Engine                  Dir. Net                     Model              Engine                  Dir. Net
------------------------------------------------------------------------------------------------------------------------
1610 SS         9.9 EL                         *                     Marsh Hawk 175V    40 ELPTO (2C)                  *
                9.9 EL 4-STR                   *                                        40 ELPT 4-STR EFI              *
                15 EL                          *                                        50 ELPTO                       *
                25 EL                          *                                        50 ELPT 4-STR EFI              *
                25 EL 4-STR BF                 *                                        60 EO (Jet 40)                 *
                25 ELPT 4-STR BF               *                                        60 ELPTO                       *
                40 ELPTO (2C)                  *                                        60 ELPT 4-STR EFI              *
                40 ELPT 4-STR EFI              *                                        75 ELPTO                       *
------------------------------------------------                                        75 ELPT 4-STR                  *
1600            9.9 EL                         *                                        90 ELPTO                       *
                9.9 EL 4-STR                   *                                        90 ELPTO 4-STR                 *
                15 EL                          *                                        115 ELPTO                      *
                25 EL                          *                                        115 EFI 4-STR                  *
                25 EL 4-STR BF                 *                                        125 ELPTO                      *
                25 ELPT 4-STR BF               *                     ---------------------------------------------------
                40 ELPTO (2C)                  *                     Pro Hawk 1860 V    115 ELPTO                      *
                40 ELPT 4-STR EFI              *                                        115 EFI 4-STR                  *
------------------------------------------------                                        125 ELPTO                      *
1710            9.9 EL                         *                                        135 Optimax                    *
                9.9 EL 4-STR                   *                                        150 XR6                        *
                15 EL                          *                                        150 EFI                        *
                25 EL                          *                                        150 Optimax                    *
                25 EL 4-STR BF                 *                     ---------------------------------------------------
                25 ELPT 4-STR BF               *
                40 ELPTO (2C)                  *
                40 ELPT 4-STR EFI              *
                50 ELPTO                       *
                50 ELPT 4-STR EFI              *
                60 EO (Jet 40)                 *
                60 ELPTO                       *
                60 ELPT 4-STR EFI              *
                75 ELPTO                       *
------------------------------------------------
1700            9.9 EL                         *
                9.9 EL 4-STR                   *
                15 EL                          *
                25 EL                          *
                25 EL 4-STR BF                 *
                25 ELPT 4-STR BF               *
                40 ELPTO (2C)                  *
                40 ELPT 4-STR EFI              *
                50 ELPTO                       *
                50 ELPT 4-STR EFI              *
                60 EO (Jet 40)                 *
                60 ELPTO                       *
                60 ELPT 4-STR EFI              *
                75 ELPTO                       *
------------------------------------------------



                      2002 Aluminum Bass Boat Option List
--------------------------------------------------------------------------------
        Description                     Available For                Dealer Net
--------------------------------------------------------------------------------
Brake Trailer Upgrade                   All                                   *
Galvanized Trailer Upgrade              All                                   *
FX6000 42" Trolling Motor (exchange)    Marsh Hawk 175 V                      *
All Florida Locations                   All                                   *
--------------------------------------------------------------------------------

    Prices Are Net Prices, No Rebates, Discounts or Co-Op Allowances Apply.
          Prices and specifications subject to change without notice.
                         All prices are stated in USD.

    *CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.